                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


               for Registration of Certain Classes of Securities
                    pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934




                           ClearCommerce Corporation
--------------------------------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)

Delaware                                                              74-2760053
--------------------------------------------------------------------------------
(State of Incorporation or organization)                 (IRS Employer I.D. No.)

             11500 Metric Boulevard, Suite 300, Austin, TX  78758
--------------------------------------------------------------------------------
                   (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:
                                     NONE
--------------------------------------------------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:
                        Common Stock, $0.001  par value
--------------------------------------------------------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]

Securities Act registration statement file number to which this form relates (if applicable): 333-31878

Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

                Incorporated by reference to the information set forth in the section entitled "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 filed on March 7, 2000, and as amended (SEC File No. 333-31878) (the "S-1 Registration Statement").

Item 2.  Exhibits
         --------

                The following exhibits are filed as a part of this registration statement:

         1. (1) Specimen certificate for Registrant's Common Stock;

         2. (2) Certificate of Incorporation, as currently in effect;

         3. (3) Form of Amended and Restated Certificate of Incorporation of the
                        Registrant to become effective upon completion of the Registrant's initial public offering made under the S-1 Registration Statement;

         4. (4) Bylaws, as currently in effect;

         5. (5) Form of Amended and Restated Bylaws of the Registrant to become effective upon completion of the Registrant's initial public offering made under the S-1 Registration Statement;

         6. (6) 1997 Stock Option/Stock Issuance Plan, as amended, including form of agreements thereunder;

         7. (7) 2000 Stock Plan and form of agreements thereunder;

         8. (8) 2000 Director Option Plan and form of agreements thereunder;

         9. (9) Third Amended and Restated Investors Rights Agreement, dated
                        December 31, 1999, by and among the Registrant and certain stockholders of ClearCommerce Corporation, as amended;
__________________

(1)      Incorporated by reference to Exhibit 4.3 to the S-1 Registration
         Statement.

(2) Incorporated by reference to Exhibits 3.1.1 and 3.1.2 to the S-1 Registration Statement.

(3)      Incorporated by reference to Exhibit 3.1.3 to the S-1 Registration
         Statement.

(4)      Incorporated by reference to Exhibit 3.2.1 to the S-1 Registration
         Statement.

(5)     Incorporated by reference to Exhibit 3.2.2 to the S-1 Registration
        Statement.

(6) Incorporated by reference to Exhibits 10.2.1, 10.2.2 and 10.2.3 to the S-1 Registration Statement.

(7) Incorporated by reference to Exhibit 10.3, 10.3.1 and 10.3.2 to the S-1 Registration Statement.

(8) Incorporated by reference to Exhibit 10.4 and 10.4.1 to the S-1 Registration Statement.

(9)     Incorporated by reference to Exhibit 4.4 to the S-1 Registration
        Statement.



SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  September 20, 2000


                                        ClearCommerce Corporation


                                        By: /s/ MICHAEL S. GRAJEDA
                                            --------------------------------
                                            Michael S. Grajeda, Chief Financial
                                            Officer and Secretary
--------------------------------------------------------------------------------

                                               Index to Exhibits
----------------------------------------------------------------------------------------------------------------
      1.  Specimen Certificate of Registrant's Common Stock...................................  Incorporated by
                                                                                                Reference
      2.  Certificate of Incorporation........................................................  Incorporated by
                                                                                                Reference
      3.  Form of Amended and Restated Certificate of Incorporation of the Registrant to
          become effective upon completion of the Registrant's initial public offering........  Incorporated by
                                                                                                Reference
      4.  Bylaws..............................................................................  Incorporated by
                                                                                                Reference
      5.  Form of Amended and Restated Bylaws of the Registrant to become effective upon        Incorporated by
          completion of the Registrant's initial public offering..............................  Reference
      6.  1997 Stock Option/Stock Issuance Plan, as amended, including form of agreements       Incorporated by
          thereunder..........................................................................  Reference
      7.  2000 Stock Plan and form of agreements thereunder...................................  Incorporated by
                                                                                                Reference
      8.  2000 Director Option Plan and form of agreements thereunder.........................  Incorporated by
                                                                                                Reference
      9.  Third Amended and Restated Investors Rights Agreement, dated December 31, 1999, by
          and among the Registrant and certain stockholders of ClearCommerce Corporation, as    Incorporated by
          amended.............................................................................  Reference
